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                                                                  Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to incorporation by reference into Registration No. 33-58693 on Form S-3 of our report dated February 28, 1997 which is included in the Annual Report on Form 10-K of Shurgard Storage Centers, Inc. for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in the Prospectus dated May 3, 1995 which is a part of the Registration Statement.


DELOITTE & TOUCHE LLP

Seattle, Washington
September 11, 1997